UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2019

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Shares	BASi	NASDAQ Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

Acquisition

On November 8, 2019, Bioanalytical Systems, Inc. (the “Company”), and Bronco Research Services LLC, a wholly owned subsidiary of the Company (the “Purchaser”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Pre-Clinical Research Services, Inc., a Colorado corporation (the “Seller”), and its shareholder. Pursuant to the Purchase Agreement, and subject to the terms and conditions thereof, the Company will indirectly acquire (the “Acquisition”) substantially all of the assets of Seller used or useful by Seller in connection with Seller's provision of good laboratory practice ("GLP") and non-GLP preclinical testing for the pharmaceutical and medical device industries. The consideration for the Acquisition will consist of $1,500,000 in cash, subject to certain adjustments, 240,000 of the Company’s common shares and an unsecured promissory note in the initial principal amount of $800,000 made by Purchaser. The Company intends to fund the cash portion of the Acquisition purchase price with cash on hand and net proceeds from the contemplated refinancing of its credit arrangements with First Internet Bank.

The Purchase Agreement contains customary representations, warranties, covenants (including non-competition requirements applicable to the selling parties for a 5 year period) and indemnification provisions. The representations and warranties contained in the Purchase Agreement were made solely for purposes of the Purchase Agreement, were made solely for the benefit of the parties to the Purchase Agreement and may not have been intended to be statements of fact but, rather, as a method of allocating risk and governing the contractual rights and relationships among the parties to the Purchase Agreement. The assertions embodied in those representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating their terms and may be subject to a contractual standard of materiality that may be different from what may be viewed as material to shareholders. For the foregoing reasons, the representations and warranties contained in the Purchase Agreement should not be relied upon as factual information at the time they were made or otherwise.

Among other ancillary agreements, the Purchase Agreement, contemplates that the Purchaser will enter into lease arrangements for certain premises in Fort Collins and Livermore, Colorado (the “Lease Arrangements”) owned indirectly by Seller’s shareholder.

Each party’s obligation to consummate the Acquisition is subject to customary conditions as set out in the Purchase Agreement, including, among others, (i) subject to certain exceptions, the accuracy of the representations and warranties of the parties; (ii) performance in all material respects by each of the parties of its obligations and satisfaction of its conditions; (iii) the entry into relevant ancillary documents, including the Lease Arrangements, and (iv) the absence of any change, event, state of facts, development, occurrence or effect that has or would reasonably be expected to have a material adverse effect, as defined in the Purchase Agreement. In addition, the Purchase Agreement contains certain customary termination rights of the parties. The Acquisition is expected to close in the Company’s first quarter of fiscal 2020.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Purchase Agreement, a copy of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2019.

Item 7.01 Regulation FD Disclosure.

On November 8, 2019, the Company issued a press release relating to the Acquisition, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated November 8, 2019

Forward Looking Statements

This document may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed Acquisition and the anticipated benefits thereof. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of the Company and its subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements regarding the expected benefits and costs of the Acquisition contemplated by the Purchase Agreement; the expected timing of the completion of the Acquisition; the ability of the parties to complete the Acquisition; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the possibility that expected benefits may not materialize as expected; that the Acquisition may not be timely completed, if at all; that, prior to the completion of the Acquisition, the Seller’s business may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; and other risks that are described in the Company’s latest Annual Report on Form 10-K and its other filings with the SEC. The parties assume no obligation and do not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOANALYTICAL SYSTEMS, INC.

Date: November 8, 2019	By:	/s/ Robert Leasure, Jr.
Robert Leasure, Jr.
President and Chief Executive Officer